Derivative Financial Instruments and Risk Management Policies	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
Derivative Financial Instruments and Risk Management Policies
Derivative financial instruments and risk management policies
The Telefónica Group is exposed to various financial market risks as a result of: (i) its ordinary business activity, (ii) debt incurred to finance its business, (iii) its investments in companies, and (iv) other financial instruments related to the above commitments.
The main market risks affecting Group companies are as follows:

•
Exchange rate risk: arises primarily from: (i) Telefónica’s international presence, through its investments and businesses in countries that use currencies other than the euro (primarily in Latin America, but also in the United Kingdom), (ii) debt denominated in currencies other than that of the country where the business is conducted or the home country of the company incurring such debt ,and (iii) for those trade receivables or payables in foreign currency related to the company with the transaction registered.

•
Interest rate risk: arises primarily in connection with changes in interest rates affecting: (i) financial expenses on floating rate debt (or short-term debt likely to be renewed), due to changes in interest rates and (ii) the value of long-term liabilities at fixed interest rates.

•
Share price risk: arises primarily from changes in the value of the equity investments (that may be bought, sold or otherwise involved in transactions), from changes in the value of derivatives associated with such investments, from changes in the value of treasury shares and from equity derivatives.

•
Liquidity risk: the Telefónica Group is also exposed to liquidity risk if a mismatch arises between its financing needs (including operating and financial expense, investment, debt redemptions and dividend commitments) and its sources of finance (including revenues, divestments, credit lines from financial institutions and capital market transactions). The cost of finance could also be affected by movements in the credit spreads (over benchmark rates) demanded by lenders.

•
Country risk: refers to the possible decline in the value of assets, cash flows generated or cash flows returned to the parent company as a result of political, economic or social instability in the countries where the Telefónica Group operates, especially in Latin America.

•
Credit risk: appears when a counterpart fails to meet or delays its payment obligations in accordance with the agreed terms, driving an impairment in an asset due to: (i) solvency issues, or (ii) no intention to pay.

Risk management
The Telefónica Group actively manages these risks through the use of derivatives (primarily on exchange rates, interest rates, share prices and commodities) and by incurring debt in local currencies, where appropriate, with a view to optimize the financial cost and to stabilizing cash flows, the income statement and investments. In this way, it attempts to protect the Telefónica Group’s solvency, facilitate financial planning and take advantage of investment opportunities.
The Telefónica Group manages its exchange rate risk and interest rate risk in terms of net financial debt plus commitments and net financial debt as calculated by them. The Telefónica Group believes that these parameters are more appropriate to understanding its debt position. Net financial debt and net financial debt plus commitments take into account the impact of the Group’s cash balance and cash equivalents including derivatives positions with a positive value linked to liabilities. Neither net financial debt nor net financial debt plus commitments as calculated by the Telefónica Group should be considered as a substitute for gross financial debt (the sum of current and non-current interest-bearing debt).
For a more detailed description on reconciliation of net financial debt and net financial debt plus commitments to gross financial debt, see Note 2.
Exchange rate risk
The fundamental objective of the exchange rate risk management policy is that, in event of depreciation in foreign currencies relative to the euro, any potential losses in the value of the OIBDA generated by the businesses in such currencies, caused by depreciation in exchange rates of a foreign currency relative to the euro, are offset (to some extent) by savings from the reduction in the euro value of debt denominated in such currencies. This objective is also reflected on the decrease of the sensitivity to exchange rate variations of the net debt to OIBDA ratio, in order to protect the Group solvency. The degree of exchange rate hedging varies depending on the type of investment and may easily and actively be adjusted. For transactions of purchase or sale of business in currencies other than euro, additional hedges can be made on the estimate prices of the transactions or on estimated cash flows and OIBDA.
At December 31, 2017, the net financial debt in Latin American currencies was equivalent to approximately 4,689 million euros (6,355 million euros in 2016). However, the Latin American currencies in which this debt is denominated is not distributed in proportion to the OIBDA generated in each currency. The future effectiveness of the strategy described above as a hedge of exchange rate risks therefore depends on which currencies depreciate relative to the euro.
Telefónica occasionally takes out dollar-denominated debt to hedge the euro-dollar intermediate component in the relation Euro-Latin American currencies, either in Spain (where such debt is associated with an investment as long as it is considered to be an effective hedge) or in the country itself, where the market for local currency financing or hedges may be inadequate or non-existent. At December 31, 2017, the Telefónica Group’s net financial debt denominated in dollars to hedge that component was equivalent to 146 million euros (480 million euros in 2016).
At December 31, 2017, the net financial debt in pounds sterling was approximately 1.97 times the value of the business' operating income before depreciation and amortization (OIBDA) in 2017 for Group companies in the United Kingdom, which is in line with the target of twice that of previous years. At December 31, 2017, the net financial debt denominated in pounds sterling was equivalent to 3,089 million euros, which is more than the 2,828 million euros at December 31, 2016.
The Telefónica Group also manages exchange rate risk by seeking to reduce the negative impact of any exchange rate exposure on the income statement, as a result of transactions recognized on the balance sheet and highly probable transactions, regardless of whether there are open positions. Such open position exposure can arise for any of three reasons: (i) a thin market for local derivatives or difficulty in sourcing local currency finance which makes it impossible to arrange a low-cost hedge (as in Argentina and Venezuela), (ii) financing through intra-group loans, where the accounting treatment of exchange rate risk is different from that for financing through capital contributions, and (iii) as the result of a deliberate policy decision, to avoid the high cost of hedges that are not warranted by expectations or high risk of depreciation.
The main transactions that generate or may generate exchange rate risk (regardless of whether or not they have an impact on the income statement) are, among others, as follows: issues in currencies other than the functional currency of the Group company, highly probable transactions in other currencies, future cash inflows in other currencies, investments and divestments, provisions for collections or payments in foreign currency, the actual value of the investments (subsidiaries) in currencies other than the euro.
In 2017, net negative foreign exchange differences (excluding monetary correction) amounted to 419 million euros (694 million euros in 2016), mainly due to fluctuations in the exchange rate of the Venezuelan bolivar from 673.76 to 36,115.28 Venezuelan bolívar per US dollar, that resulted in exchange losses of 426 million euros.
The following table illustrates the sensitivity of foreign currency gains and losses and of equity to changes in exchange rates, where: a) in calculating the impact on the income statement, the exchange rate position affecting the income statement at the end of 2017 was considered constant during 2018; b) in calculating the impact on equity, only monetary items have been considered, namely debt and derivatives such as hedges of net investment and loans to subsidiaries related to the investment, whose breakdown is considered constant in 2018 and identical to that existing at the end of 2017. In both cases, Latin American currencies are assumed change their value against the dollar and the rest of the currencies against the euro by 10%.

Millions of euros
Currency	Change	Impact on the consolidated income statement	Impact on consolidated equity
All currencies vs EUR	10%	17	(352)
USD vs EUR	10%	(2)	(66)
European currencies vs EUR	10%	(1)	(303)
Latin American currencies vs USD	10%	20	17
All currencies vs EUR	(10)%	(17)	352
USD	(10)%	2	66
European currencies vs EUR	(10)%	1	303
Latin American currencies vs USD	(10)%	(20)	(17)

The Group’s monetary position in Venezuela at December 31, 2017 is a net debt position of 7,358,790 million Venezuelan bolivars (equivalent to approximately -170 million euros). The average exposure in 2017 has been a debtor position, which led to a higher financial income in the amount of 510 million euros due to the effect of the monetary correction for inflation during the year.
Interest rate risk
The main objective of the interest rate risk management policy is to bring the Company's financing costs into line with the budget for financial expenses for the current year, as well as that indicated in the current strategic plan. In accordance with this objective, Telefónica decided to actively adjust the exposure of its debt to interest rates, i.e., the amount of debt that would accrue interest at fixed rates and variable rates.
In order to meet this target, Telefónica mainly carry out the following:
a) The interest rate of borrowings tied to a variable interest rate was set.
b) Interest rate fluctuations of debt tied to a variable interest rate were reduced.
c) Fixed rate debt instruments were converted into variable market rate debt instruments.
These transactions may be carried out against an existing underlying asset or those that are highly likely to take place in the future (for example, a highly probable future issue of debt).
The Telefónica Group’s financial expenses are exposed to changes in interest rates. In 2017 the Euribor, the dollar Libor, the Brazilian SELIC, the pound sterling Libor, the Mexican UDI and the Colombian UVR were the short term rates that accounted for most of the exposure. In nominal terms, at December 31, 2017, 71.0% of Telefónica’s net financial debt plus commitments was pegged to fixed interest rates for a period greater than one year, compared to 50.8% of net financial debt plus commitments in 2016. Of the remaining 29.0% (net debt at floating rates or at fixed rates maturing within one year), 0.8 percentage points had interest rates bounded in a period over one year, versus 0.5 percentage points of net debt at floating rates or with fixed rates maturing within one year at December 31, 2016.
In addition, early retirement and Individual Suspension Plan liabilities (see Note 15) were discounted to present value over the year, based on the curve for instruments with very high credit quality. The increase in interest rates during the year has leaded to a decrease the market value of these liabilities. However, this decrease was nearly completely offset by the decrease in the market value of the hedges on these positions.
Net financial results amounted to 2,199 million euros in 2017, 0.9% lower than the previous year, on one hand thanks a lower cost of debt in European and Latin American currencies and on the other hand, partially offsetting this effect lower impact associated to Venezuela and not repeating savings from the FX hedge linked to United Kingdom in 2016.
To illustrate the sensitivity of the Company's net financial expense to fluctuations in short-term interest rates, on one hand a 100 basis point increase in interest rates in all currencies in which Telefónica has financial positions at December 31, 2017, and a 100 basis point decrease in all currencies has been assumed, and on the other hand a constant position equal to the position at year-end has been considered.
To calculate the sensitivity of equity to fluctuations in interest rates, on one hand a 100 basis point increase in interest rates in all currencies and in all periods on the yield curve in which Telefónica has financial positions at December 31, 2017, and a 100 basis point decrease in all currencies and all periods was assumed, and on the other hand only positions with cash flow hedges were considered, which are basically the only positions in which changes in market value due to interest rate fluctuations are recognized in equity.

Millions of euros
Change in basis points (bp)	Impact on consolidated income statement	Impact on consolidated equity
+100pb	(91)	335
-100pb	74	(331)

Share price risk
The Telefónica Group is exposed to changes in the value of equity investments from changes in the value of derivatives associated with such investments, from convertible or exchangeable instruments issued by Telefónica Group, from Share-based payments plans, from treasury shares and from equity derivatives over treasury shares.
According to the Share-based payments plans (see Note 19) the shares to be delivered to employees under such plan may be either the parent company treasury shares, acquired by them or any of its Group companies; or newly-issued shares. The possibility of delivering shares to beneficiaries of the plan in the future, implies a risk since there could be an obligation to hand over a maximum number of shares at the end of each phase, whose acquisition (in the event of acquisition in the market) in the future could imply a higher cash outflow than required on the start date of each phase if the share price is above the corresponding price on the phase start date. In the event that new shares are issued for delivery to the beneficiaries of the plan, there would be a dilutive effect for ordinary shareholders of Telefónica as a result of the higher number of shares delivered under such plan outstanding.
In 2015, a new cycle of the long-term incentive Plan consisting of the delivery of shares of Telefónica, S.A. aimed at members of the Executives of Telefónica Group denominated Performance Share Plan (PIP). The third and last cycle of this Plan, initially scheduled for 2016, was cancelled (see Note 19).
To reduce the risk associated with variations in share price under these plans, Telefónica could acquire instruments that hedge the risk profile of some of these plans.
In addition, the Group may use part of the treasury shares of Telefónica, S.A. held at December 31, 2017 to cover shares deliverable under the PIP. The net asset value of the treasury shares could increase or decrease depending on variations in Telefónica, S.A.’s share price.
Liquidity risk
The Telefónica Group seeks to match the schedule for its debt maturity payments to its capacity to generate cash flows to meet these maturities, while allowing for some flexibility. In practice, this has been translated into two key principles:

1.
The Telefónica Group’s average maturity of net financial debt is intended to stay above 6 years, or be restored above that threshold in a reasonable period of time if it eventually falls below it. This principle is considered as a guideline when managing debt and access to credit markets, but not a rigid requirement. When calculating the average maturity for the net financial debt and part of the undrawn credit lines can be considered as offsetting the shorter debt maturities, and extension options on some financing facilities may be considered as exercised, for calculation purposes.

2.
The Telefónica Group must be able to pay all commitments over the next 12 months without accessing new borrowing or tapping the capital markets (drawing upon firm credit lines arranged with banks), assuming budget projections are met.

At December 31, 2017, the average maturity of net financial debt (44,230 million euros) was 8.08 years (liquidity included).
At December 31, 2017, gross financial debt scheduled to mature in 2018 amounted to 9,414 million euros. These maturities are lower than the amount of funds available, calculated as the sum of: a) cash and cash equivalents and current financial assets; b) annual cash generation projected for 2018, and c) undrawn credit facilities arranged with banks whose original maturity is over one year (an aggregate of more than 12,541 million euros at December 31, 2017), providing flexibility to the Telefónica Group with regard to accessing capital or credit markets in the next 2 years. For a further description of the Telefónica Group’s liquidity and capital resources in 2017, see Note 13.2 "Financial Liabilities" and Appendix V.
Country risk
The Telefónica Group managed or mitigated country risk by pursuing two lines of action (in addition to its normal business practices):

1.
Partly matching assets to liabilities (those not guaranteed by the parent company) in the Telefónica Group’s Latin American companies such that any potential asset impairment would be accompanied by a reduction in liabilities; and

2.	Repatriating funds generated in Latin America that are not required for the pursuit of new, profitable business development opportunities in the region.
Regarding the first point, at December 31, 2017, the Telefónica Group’s Latin American companies had net financial debt not guaranteed by the parent company of 3,079 million euros, which represents 7% of net financial debt of the Group. Nevertheless, in certain countries, such as Venezuela, there is a net cash balance (instead of a net liability balance).
Regarding the net repatriation of funds to Spain, 344 million euros from Latin America companies have been received in 2017, of which 1,134 million euros was from dividends and on the other hand cash outflows of 790 million euros, mainly, due to capital increases of Group companies.
Credit risk

The Telefónica Group trades in derivatives with creditworthy counterparties. Therefore, Telefónica, S.A. generally trades with credit entities whose “senior debt” ratings are of at least “A-” or in case of Spanish entities in line with the credit rating of Kingdom of Spain. In Spain, where most of the Group’s derivatives portfolio is held, there are netting agreements with financial institutions, with debtor or creditor positions offset in case of bankruptcy, limiting the risk to the net position. In addition, the CDS (Credit Default Swap) of all the counterparties with which Telefónica, S.A. operates is monitored at all times in order to assess the maximum allowable CDS for operating at any given time. Transactions are generally only carried out with counterparties whose CDS is below the threshold.
CVA or Credit Valuation Adjustment is the method used to measure credit risk for both counterparties and Telefonica in order to determine the fair value of the derivatives portfolio. This adjustment reflects the probability of default or the deterioration of the credit quality of both Telefonica and its counterparties. The simplified formula to calculate CVA is Expected Exposure times Probability of Default times Loss Given Default. In order to calculate these variables standard market practices are used.
When managing credit risk, Telefonica considers the use of CDS, novations, derivatives with Break Clauses and signing CSA´s under certain conditions.
For other subsidiaries, particularly those in Latin America, assuming a stable sovereign rating provides a ceiling which is below “A”, trades are with local financial entities whose rating by local standards is considered to be of high creditworthiness.
Meanwhile, with credit risk arising from cash and cash equivalents, the Telefónica Group places its cash surpluses in high quality and highly liquid money-market assets. These placements are regulated by a general framework, revised annually. Counterparties are chosen according to criteria of liquidity, solvency and diversification based on the conditions of the market and countries where the Group operates. The general framework sets: the maximum amounts to be invested by counterparty based on its rating (long-term debt rating); and the instruments in which the surpluses may be invested (money-market instruments).

The Telefónica Group considers customer credit risk management as a key element to achieve its business and customer base growth targets in a sustainable way. This management approach relies on the active evaluation of the risk-reward balance within the commercial operations and on the adequate separation between the risk ownership and risk management functions.
Formal delegation of authority procedures and management practices are implemented in the different Group companies, taking into account benchmark risk management techniques but adapted to the local characteristics of each market. Commercial debtors that may cause a relevant impact on the Telefónica Group consolidated financial statements and increased risk profile products - due to customer target, term, channels or other commercial characteristics - are subject to specific management practices in order to mitigate the exposure to credit risk.
This customer credit risk management model is embedded in the day-to-day operational processes of the different companies, where the credit risk assessment guides both the product and services available for the different customers and the collection strategy.
The Telefónica Group’s maximum exposure to credit risk is initially represented by the carrying amounts of the financial assets (Notes 11 and 13) and the guarantees given by the Telefónica Group.
Several Telefónica Group companies provide operating guarantees granted by external counterparties, which are offered during their normal commercial activity, in bids for licenses, permits and concessions, and spectrum acquisitions. At December 31, 2017, these guarantees amounted to approximately 5,144 million euros (5,134 million euros at December 31, 2016).
Capital management
Telefónica’s corporate finance department takes into consideration several factors for the evaluation of the Telefónica’s capital structure, with the aim of maintaining the solvency and creating value to the shareholders.
The corporate finance department estimates the cost of capital on a continuous basis through the monitoring of the financial markets and the application of standard industry approaches for calculating weighted average cost of capital, or WACC, so that it can be applied in the valuation of businesses in course and in the evaluation of investment projects. Telefónica also uses as reference a net financial debt (excluding items of a non-recurring or exceptional nature) that allows for a comfortable investment grade credit rating as assigned by credit rating agencies, aiming at protecting credit solvency and making it compatible with alternative uses of cash flow that could arise at any time.
These general principles are refined by other considerations and the application of specific variables, such as country risk in the broadest sense, or the volatility in cash flow generation that are considered, when evaluating the financial structure of the Telefónica Group and its different areas.
Derivatives policy
At December 31, 2017, the nominal value of outstanding derivatives with external counterparties amounted to 145,166 million equivalent, a 4.6% decrease from December 31, 2016 (152,096 million euros equivalent). This figure is inflated by the use in some cases of several levels of derivatives applied to the nominal value of a single underlying liability. For example, a foreign currency loan can be hedged into floating rate, and then each interest rate period can be fixed using a fixed rate hedge, or FRA (forward rate agreement) The high volume is also due to the fact that when a derivative transaction is cancelled, the company may either cancel the derivative or take the opposite position, which cancels out the variability thereof. The second option is usually chosen in order to cut costs. Even using such techniques to reduce the position, it is still necessary to take extreme care in the use of derivatives to avoid potential problems arising through error or a failure to understand the real position and its associated risks. The main principles in the management of derivatives are detailed as follow:
1) Derivatives based on a clearly identified hedged items.
Telefónica’s derivatives policy emphasizes the following points:
Acceptable underlyings include assets and liabilities, profits, revenues and cash flows in either a company’s functional currency or another currency. These flows can be contractual (debt and interest payments, settlement of foreign currency payables, etc.), reasonably certain or foreseeable (PP&E purchases, future debt issues, commercial paper programs, etc.). The acceptability of an underlying asset in the above cases does not depend on whether it complies with accounting rules requirements for hedge accounting, as is required in the case of certain intragroup transactions, for instance. Parent company investments in subsidiaries with functional currencies other than the euro also qualify as acceptable underlying assets.
Economic hedges are hedges that have a designated underlying asset and that, under certain circumstances, may offset the changes in the value of the underlying asset. These economic hedges may not always meet the requirements and pass the effectiveness tests established by accounting standards to be treated as hedges for accounting purposes. The decision to arrange these hedges even if they fail the effectiveness test or if they do not meet certain requirements will depend on the marginal impact on the income statement and, therefore, on how far this may compromise the goal of having a stable income statement. In any case, the changes are recognized in the income statement.
2) Matching of the hedged item to one side of the derivative.
This matching basically applies to foreign currency debt and derivatives hedging foreign currency payments by Telefónica Group subsidiaries. The aim is to eliminate the risk arising from changes in foreign currency interest rates. Nonetheless, even when the aim is to achieve perfect hedging for all cash flows, the lack of liquidity in certain markets, especially in Latin American currencies, has meant that historically there have been mismatches between the terms of the hedges and those of the debts they are meant to hedge. The Telefónica Group intends to reduce these mismatches, provided that doing so does not involve disproportionate costs. In this regard, if adjustment does prove too costly, the financial timing of the underlying asset in foreign currency will be modified in order to minimize interest rate risk in foreign currency.
In certain cases, the timing of the underlying as defined for derivative purposes may not be exactly the same as the timing of the contractual underlying.
3) Matching the company contracting the derivative and the company that owns the hedged item.
Generally, the aim is to ensure that the hedging derivative and the hedged asset or liability belong to the same company. Sometimes, however, the holding companies (Telefónica, S.A. and Telefónica Latinoamérica Holding, S.L.) have arranged hedges on behalf of a subsidiary that owns the underlying asset. The main reasons for separating the hedge and the underlying asset were possible differences in the legal validity of local and international hedges (as a result of unforeseen legal changes) and the different credit ratings of the counterparties (of the Telefónica Group companies as well as those of the banks).
4) Ability to measure the derivative’s fair value using the valuation systems available to the Telefónica Group.
Telefónica uses several tools to evaluate and manage the risk involved in derivatives and debt. These tools most notably include the Kondor+ system, licensed by Reuters, for extended use among various financial institutions, as well as the specialized libraries in the MBRM financial calculation, both of which are widespread throughout the market and have shown proven reliability. In order to perform these calculations, customary market techniques are used when configuring the calculation methods and information from money market curves is used on a daily basis as market inputs (swaps, depos, FRAs, etc.) for interest rates, official fixings for exchange rates and the interest rates and volatility matrices for interest and FX rates that are listed in the multi-contributor systems, Reuters and Bloomberg. For those yield curves that are less liquid or whose prices published in Reuters and Bloomberg are considered not to adequately reflect the market situation, these curves will be requested from relevant banks in these markets.
5) Sale of options only when there is an underlying exposure.
Telefónica considers the sale of options when: i) there is an underlying exposure (on the consolidated statement of financial position or associated with a highly probable cash outflow) that would offset the potential loss for the year if the counterparty exercised the option. This exposure does not have to be treated as a purchased option, but rather it can be another type of hedged item (in these cases, hedge accounting does not apply since this hedging instrument does not meet the criteria required by accounting standards to treat the sale of options as hedging instruments), or ii) the option is part of a structure in which another derivative offsets any loss. The sale of options is also permitted in option structures where, at the moment they are taken out, the net premium is either positive or zero.
For instance, it would be possible to sell short-term options on interest rate swaps that entitle the counterparty to receive a certain fixed interest rate, below the level prevailing at the time the option was sold. This would mean that if rates fell and the counterparty exercised its option, the Group would swap part of its debt from floating rate to a lower fixed rate, having received a premium.
6) Hedge accounting.
The main risks that may qualify for hedge accounting are as follows:

•	Variations in market interest rates (either money-market rates, credit spreads or both) that affect the value of the underlying asset or the measurement of the cash flows.

•	Variations in exchange rates that change the value of the underlying asset in the company’s functional currency and affect the measurement of the cash flow in the functional currency.

•
Variations in the volatility of any financial variable, asset or liability that affect either the valuation or the measurement of cash flows on debt or investments with embedded options, whether or not these options are separable.

•	Variations in the valuation of any financial asset, particularly shares of companies included in the portfolio of “Available-for-sale financial assets”.

•	Variations in the price of commodities related to contracts that the Group has with third parties.
Regarding the underlying:

•	Hedges can cover all or part of the value of the underlying.

•	The risk to be hedged can be for the whole period of the transaction or for only part of the period.

•
The underlying may be a highly probable future transaction, or a contractual underlying (loan, foreign currency payment, investment, financial asset, etc.) or a combination of both that defines an underlying with a longer term.

This may on occasion mean that the hedging instruments have longer terms than the related contractual underlying. This happens when the Group enters into long-term swaps, caps or collars to protect ourselves against interest rate rises that may raise the financial expense of its promissory notes, commercial paper and some floating rate loans which mature earlier than their hedges. These floating rate financing programs are highly likely to be renewed and Telefónica commits to this by defining the underlying asset in a more general way as a floating rate financing program whose term coincides with the maturity of the hedge. In those cases in which the underlying assets representing the risk hedged are cancelled or refinanced early, and if there is an open risk with similar characteristics as the underlying asset that was cancelled or refinanced early, either because there is new financing or because there is an underlying asset with similar characteristics and risk profile, the hedge may remain in force with the derivatives assigned thereto and the risk will be subject to the hedge arranged in the aforementioned refinancing. When either of these situations occurs, the effectiveness of the hedge will be reviewed taking into account the new situation.
Hedges can be of three types:

•	Fair value hedges.

•
Cash flow hedges. Such hedges can be set at any value of the risk to be hedged (interest rates, exchange rates, etc.) or for a defined range (interest rates between 2% and 4%, above 4%, etc.). In this last case, the hedging instrument used is options and only the intrinsic value of the option is recognized as an effective hedge.

•
Hedges of net investment in consolidated foreign subsidiaries. Generally such hedges are arranged by the parent company and the other Telefónica holding companies. Wherever possible, these hedges are implemented through real debt in foreign currency. Often, however, this is not always possible as many Latin American currencies are non-convertible, making it impossible for non-resident companies to issue local currency debt. It may also be that the debt in the currency concerned is not enough to accommodate the required hedge (for example, pounds sterling), or that an acquisition is made in cash with no need for market financing. In these circumstances derivatives, either forwards or cross-currency swaps are used to hedge the net investment.

Hedges can comprise a combination of different derivatives.
Management of accounting hedges is not static, and the hedging relationship may change before maturity. Hedging relationships may change to allow appropriate management that serves the Group’s stated principles of stabilizing cash flows, stabilizing net financial income/expense and protecting share capital. The designation of hedges may therefore be cancelled, before maturity, because of a change in the underlying, a change in perceived risk on the underlying or a change in market view. Derivatives included in these hedges may be reassigned to new hedges where they meet the effectiveness test and the new hedge is well documented. To gauge the efficiency of transactions defined as accounting hedges, the Group analyzes the extent to which the changes in the fair value or in the cash flows attributable to the hedged item would offset the changes in fair value or cash flows attributable to the hedged risk using a linear regression model both prospectively and retrospectively.
The main guiding principles for risk management are laid down by Telefónica’s Finance Department and implemented by company financial officers (who are responsible for balancing the interests of each company and those of the Telefónica Group). The Corporate Finance Department may allow exceptions to this policy where these can be justified, normally when the market is too thin for the volume of transactions required or on clearly limited and small risks. New companies joining the Telefónica Group as a result of mergers or acquisitions may also need time to adapt.
7) Cancellation of derivatives.
When a derivative transaction is cancelled, the company may:

•	Cancel the derivative and pay its market value.

•	Take the opposite position which cancels out the variability thereof, if cancellation costs are high or if it is recommended for operating or business reasons.
The breakdown of the financial results recognized in 2017, 2016 and 2015 is as follows:

Millions of euros	2017	2016	2015
Interest income	638	723	1,068
Dividends received	16	19	30
Other financial income	17	38	250
Subtotal	671	780	1,348
Changes in fair value of financial assets at fair value through profit or loss	35	438	(317)
Changes in fair value of financial liabilities at fair value through profit or loss	(97)	(463)	189
Transfer from equity to profit and loss from cash flow hedges (*)	(162)	(238)	(207)
Transfer from equity to profit and loss from available-for-sale assets and others	(33)	(136)	539
Gain/(loss) on fair value hedges	(150)	(26)	62
(Loss)/gain on adjustment to items hedged by fair value hedges	194	(6)	24
Subtotal	(213)	(431)	290
Interest expenses	(1,975)	(2,225)	(3,146)
Ineffective portion of cash flow hedges	(10)	1	—
Accretion of provisions and other liabilities	(453)	(466)	(313)
Other financial expenses	(310)	(365)	(520)
Subtotal	(2,748)	(3,055)	(3,979)
Net finance costs excluding foreign exchange differences and hyperinflationary adjustments	(2,290)	(2,706)	(2,341)
(*)The difference in 2016 between this amount and the impact in the consolidated statement of comprehensive income (184 million euros) is because of recycling the hedges related to the operation of Telefónica United Kingdom, recorded in the exchange differences account in the consolidated income statement.
The breakdown of Telefónica’s derivatives at December 31, 2017, their fair value at year-end and the expected maturity schedule is as set forth in the table below:

2017
Millions of euros	Fair value (**)	Notional amount Maturities (*)
Derivatives		2018	2019	2020	Subsequent years	Total
Interest rate hedges	(285)	(1,596)	(901)	1,563	1,701	767
Cash flow hedges	140	(1,015)	(658)	1,399	3,778	3,504
Fair value hedges	(425)	(581)	(243)	164	(2,077)	(2,737)
Exchange rate hedges	339	(220)	547	2,219	4,720	7,266
Cash flow hedges	344	1,700	621	2,219	4,720	9,260
Fair value hedges	(5)	(1,920)	(74)	—	—	(1,994)
Interest and exchange rate hedges	(546)	344	963	952	4,419	6,678
Cash flow hedges	(422)	344	963	800	3,744	5,851
Fair value hedges	(124)	—	—	152	675	827
Net investment Hedges	—	(140)	—	—	—	(140)
Other Derivatives	(13)	(2,431)	1,840	(495)	(2,451)	(3,537)
Interest rate	(109)	(3,035)	1,840	(495)	(3,051)	(4,741)
Exchange rate	26	(209)	—	—	—	(209)
Others	70	813	—	—	600	1,413
(*) For interest rate hedges, the positive amount is in terms of fixed “payment.” For foreign currency hedges, a positive amount means payment in functional vs. foreign currency.
(**) Positive amounts indicate payables.

The positive fair value of the Telefónica Group derivatives at December 31, 2017 amounted to 505 million euros (accounts receivable). The variation versus the previous year end represents a reduction of 2,896 million euros mainly due to the dollar devaluation against the euro. This variation is offset mainly by the variation of the different Telefónica Group issues and loans performed in dollars.
Net financial debt as of December 31, 2017 includes a positive value of the derivatives portfolio for a net amount of 505 million euros. This amount includes a negative value of 104 million euros due to hedges (cross currency swaps) to tranfer financial debt issued in foreign currency to local currency.
Derivatives arranged by the Group at December 31, 2017 are detailed in Appendix IV.
The breakdown of Telefónica’s derivatives at December 31, 2016, their fair value at year-end and the expected maturity schedule are as set forth in the table below:

2016
Millions of euros	Fair value (**)	Notional amount Maturities (*)
Derivatives		2017	2018	2019	Subsequent years	Total
Interest rate hedges	(407)	(535)	(481)	(653)	667	(1,002)
Cash flow hedges	172	(505)	150	(417)	3,597	2,825
Fair value hedges	(579)	(30)	(631)	(236)	(2,930)	(3,827)
Exchange rate hedges	(1,038)	823	1,170	359	2,760	5,112
Cash flow hedges	(1,062)	1,028	1,170	359	2,760	5,317
Fair value hedges	24	(205)	—	—	—	(205)
Interest and exchange rate hedges	(1,842)	(260)	24	1,149	4,273	5,186
Cash flow hedges	(1,707)	(277)	309	1,160	4,215	5,407
Fair value hedges	(135)	17	(285)	(11)	58	(221)
Net investment Hedges	(7)	(2,309)	(33)	(36)	—	(2,378)
Other Derivatives	(107)	1,256	(332)	(437)	(2,702)	(2,215)
Interest rate	9	1,232	(471)	(456)	(2,818)	(2,514)
Exchange rate	(101)	(574)	139	19	116	(299)
Others	(15)	598	—	—	—	598
(*) For interest rate hedges, the positive amount is in terms of fixed “payment.” For foreign currency hedges, a positive amount means payment in functional vs. foreign currency.
(**) Positive amounts indicate payables.
The fair value of the Telefónica Group derivatives at December 31, 2016 amounted to a positive MTM (accounts receivable) of 3,401 million euros.